UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 13, 2007


                         QuantRx Biomedical Corporation
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               (Exact name of Registrant as Specified in Charter)

           Nevada                        0-17119               33-0202574
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(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)

      100 S. Main Street, Suite 300
        Doylestown, Pennsylvania                           18901
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (267) 880-1595


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 13, 2007, QuantRx Biomedical Corporation and FluoroPharma, Inc. closed the transactions contemplated by a "stage 2" investment agreement. Under the investment agreement, QuantRx agreed to purchase, and FluoroPharma agreed to issue and sell, 627,058 shares of common stock of FluoroPharma in consideration of QuantRx' payment of $1,250,000, consisting of (i) cash payments aggregating $741,178.08 ($491,178.08 of which must be paid by QuantRx within 120 days after the closing) and (ii) cancellation in full of two promissory notes issued by FluoroPharma in favor of QuantRx in the aggregate principal amount of $500,000 and with accrued and unpaid interest of $8,821.92, for a total of $508,821.92.

         FluoroPharma is a Boston-based molecular imaging company that is conducting clinical trials in the development of next-generation imaging agents for position emission tomography-diagnostics with initial indications for cardiovascular disease.

         Immediately after the closing, QuantRx owned approximately 57.7% of the outstanding shares of common stock of FluoroPharma (50.1% on a fully diluted basis).

         The "stage 2" investment agreement was executed in accordance with the terms of the original investment agreement, dated as of February 17, 2006, between QuantRx and FluoroPharma. Under the original investment agreement, FluoroPharma issued common stock and an option to QuantRx in exchange for a capital contribution, and QuantRx was given the right to acquire, at its option and in its sole discretion, a majority interest in FluoroPharma through a series of staged investments. A more detailed description of the original investment agreement can be found in QuantRx' Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2006, and a complete and accurate copy of the original investment agreement is attached as Exhibit 10.1 of QuantRx' Quarterly Report on Form 10-QSB/A for the period ended March 31, 2006, filed with the SEC on December 1, 2006.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         The disclosure required by this Item is included in Item 1.01 and is incoporated herein by reference.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

        On April 19, 2007, QuantRx issued a press release announcing the execution of the "stage 2" investment agreement and the consummation of the transactions contemplated thereby described in Item 1.01 hereof, a copy of which is attached hereto as Exhibit 99.1.


                   SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) FInancial Statements of Businesses Acquired.

         The required financial statements will be filed on or before June 29, 2007, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.

(c) Exhibits.

10.1 Stage 2 Investment Agreement, dated as of April 5, 2007, between QuantRx Biomedical Corporation and FluoroPharma, Inc.

99.1     Press release issued by QuantRx Biomedical Corporation on April 19,
         2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     QUANTRX BIOMEDICAL CORPORATION
                                     (Formerly A-FEM MEDICAL CORPORATION)


Date:  April 19, 2007                By:/s/Walter Witoshkin
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                                        Walter Witoshkin
                                        President and Chief Executive Officer